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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): NOVEMBER 16, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


      TENNESSEE                        0-5905                     62-0156300
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(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)


               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 16, 2005, Richard D. Moss notified Chattem, Inc. (the "Company") that he has resigned his position as Vice President and Chief Financial Officer of the Company, effective December 16, 2005. Mr. Moss is leaving the Company to assume a leading treasury role with a Fortune 500 company. Robert E. Bosworth, the Company's President and Chief Operating Officer, who formerly served as the Company's Chief Financial Officer from 1985 to 1998, will serve as the Company's principal financial officer on an interim basis.

         During Mr. Moss' tenure as CFO, the Company has developed a very capable financial team that, together with Mr. Bosworth's financial expertise and experience, will facilitate continuity and an orderly transition of duties as the Company evaluates its requirements for the CFO position. Mr. Moss will remain in office through December 16, 2005 to assist in the transition.

         Statements in this Current Report on Form 8-K which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from management's view, including those risks described in the Company's filings with the Securities and Exchange Commission.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 22, 2005                        CHATTEM, INC.


                                         By: /s/ Theodore K. Whitfield, Jr.
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                                             Theodore K. Whitfield, Jr.
                                             Vice President and General Counsel